Firstbank
CORPORATION

Annual Meeting of Shareholders
April 25, 2011

Forward-Looking Statement

Certain matters in this presentation are "forward-looking statements" intended to qualify for the safe harbors from liability as established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include words and phrases such as "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends to," or similar expressions. Similarly, statements that describe Firstbank's future plans, objectives or goals are also forward-looking statements. Firstbank wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date of this presentation, and to advise the audience that various factors could affect Firstbank's financial performance and could cause actual results for future periods to differ materially from those anticipated or projected. Such factors include, but are not limited to: (i) general market interest rates, (ii) general economic conditions, (iii) legislative/regulatory changes, (iv) monetary and fiscal policies of the U.S. Treasury and Federal Reserve, (v) changes in the quality of composition of Firstbank's loan and investment portfolios, (vi) demand for loan products (vii) deposit flow, (viii) competition, (ix) demand for financial services in Firstbank's markets, and (x) changes in accounting principles, policies or guidelines.

Topics

- Where are We Now?
  - Asset, Loan, and Deposit Growth
  - Mortgage Gains
  - FDIC Insurance Cost
- Net Income
- Asset Quality
- New Standards for Regulatory Capital
  - Impact on Repayment of TARP/CPP, Dividends, and Shareholders
- Share Valuation and Dividend
- Product Development
- 1st Quarter 2011 Results

Top Ten MI Banks (Asset Size)

Company Name	Total Assets ($000) 12/31/2009
Flagstar Bancorp, Inc.	14,013,331
Citizens Republic Bancorp, Inc.	11,931,631
Capitol Bancorp Ltd.	5,131,940
Chemical Financial Corporation	4,250,712
Independent Bank Corporation	2,965,364
Mercantile Bank Corporation	1,906,208
Macatawa Bank Corporation	1,830,172
Citizens First Bancorp, Inc.	1,716,332
Firstbank Corporation	1,482,356
MBT Financial Corp.	1,383,369

Top Ten MI Banks (Asset Size)

Company Name	Total Assets ($000) 12/31/2010	Total Assets ($000) 12/31/2009
Flagstar Bancorp, Inc.	13,643,504	14,013,331
Citizens Republic Bancorp, Inc.	9,965,645	11,931,631
Chemical Financial Corporation	5,246,209	4,250,712
Capitol Bancorp Ltd.	3,540,214	5,131,940
Independent Bank Corporation	2,535,248	2,965,364
First Michigan Bank	1,690,584	91,353
Mercantile Bank Corporation	1,632,421	1,906,208
Macatawa Bank Corporation	1,578,261	1,830,172
Firstbank Corporation	1,458,343	1,482,356
MBT Financial Corp.	1,259,377	1,383,369

Top Twenty MI Banks (Asset Size)

Company Name	City	Total Assets ($000) 12/31/2010
Flagstar Bancorp, Inc.	Troy	13,643,504
Citizens Republic Bancorp, Inc.	Flint	9,965,645
Chemical Financial Corporation	Midland	5,246,209
Capitol Bancorp Ltd.	Lansing	3,540,214
Independent Bank Corporation	Ionia	2,535,248
First Michigan Bank	Troy	1,690,584
Mercantile Bank Corporation	Grand Rapids	1,632,421
Macatawa Bank Corporation	Holland	1,578,261
Firstbank Corporation	Alma	1,458,343
MBT Financial Corp.	Monroe	1,259,377
Isabella Bank Corporation	Mount Pleasant	1,225,810
Lake Michigan Financial Corporation	Holland	976,832
Dearborn Bancorp, Inc.	Dearborn	915,684
Northwestern Bank	Traverse City	912,774
United Bancorp, Inc.	Ann Arbor	861,710
Sterling Bank and Trust, FSB	Southfield	724,349
Arbor Bancorp, Inc.	Ann Arbor	691,286
Southern Michigan Bancorp, Inc.	Coldwater	493,880
ChoiceOne Financial Services, Inc.	Sparta	480,524
Mackinac Financial Corporation	Manistique	478,696

Top Ten MI Banks (Asset Size)

Company Name	Total Assets ($000) 12/31/2010	Total Assets ($000) 12/31/2009	% Change
First Michigan Bank	1,690,584	91,353	1750.6%
Chemical Financial Corporation	5,246,209	4,250,712	23.4%
Firstbank Corporation	1,458,343	1,482,356	-1.6%
Flagstar Bancorp, Inc.	13,643,504	14,013,331	-2.6%
MBT Financial Corp.	1,259,377	1,383,369	-9.0%
Macatawa Bank Corporation	1,578,261	1,830,172	-13.8%
Mercantile Bank Corporation	1,632,421	1,906,208	-14.4%
Independent Bank Corporation	2,535,248	2,965,364	-14.5%
Citizens Republic Bancorp, Inc.	9,965,645	11,931,631	-16.5%
Capitol Bancorp Ltd.	3,540,214	5,131,940	-31.0%

Top Twenty MI Banks (Asset Size)

Company Name	Total Assets ($000) 12/31/2010	Total Assets ($000) 12/31/2009	% Change
First Michigan Bank	1,690,584	91,353	1750.6%
Arbor Bancorp, Inc.	691,286	542,157	27.5%
Chemical Financial Corporation	5,246,209	4,250,712	23.4%
Isabella Bank Corporation	1,225,810	1,143,944	7.2%
Southern Michigan Bancorp, Inc.	493,880	462,409	6.8%
Lake Michigan Financial Corporation	976,832	928,826	5.2%
ChoiceOne Financial Services, Inc.	480,524	465,915	3.1%
Northwestern Bank	912,774	915,104	-0.3%
Firstbank Corporation	1,458,343	1,482,356	-1.6%
Flagstar Bancorp, Inc.	13,643,504	14,013,331	-2.6%
Sterling Bank and Trust, FSB	724,349	748,312	-3.2%
United Bancorp, Inc.	861,710	909,328	-5.2%
Mackinac Financial Corporation	478,696	515,377	-7.1%
Dearborn Bancorp, Inc.	915,684	986,486	-7.2%
MBT Financial Corp.	1,259,377	1,383,369	-9.0%
Macatawa Bank Corporation	1,578,261	1,830,172	-13.8%
Mercantile Bank Corporation	1,632,421	1,906,208	-14.4%
Independent Bank Corporation	2,535,248	2,965,364	-14.5%
Citizens Republic Bancorp, Inc.	9,965,645	11,931,631	-16.5%
Capitol Bancorp Ltd.	3,540,214	5,131,940	-31.0%

Top Ten MI Banks (Asset Size)
Deposits

Company Name	Total Deposits ($000) 12/31/2010	Total Deposits ($000) 12/31/2009	% Change
First Michigan Bank	1,396,622	71,036	1866.1%
Chemical Financial Corporation	4,331,765	3,418,125	26.7%
Firstbank Corporation	1,183,783	1,149,063	3.0%
MBT Financial Corp.	1,031,893	1,031,791	0.0%
Flagstar Bancorp, Inc.	7,998,099	8,778,469	-8.9%
Citizens Republic Bancorp, Inc.	7,726,834	8,500,763	-9.1%
Mercantile Bank Corporation	1,273,832	1,401,627	-9.1%
Macatawa Bank Corporation	1,276,620	1,416,337	-9.9%
Independent Bank Corporation	2,251,838	2,565,768	-12.2%
Capitol Bancorp Ltd.	3,028,684	3,518,826	-13.9%

Top Twenty MI Banks (Asset Size)
Deposits

Company Name	Total Deposits ($000) 12/31/2010	Total Deposits ($000) 12/31/2009	% Change
First Michigan Bank	1,396,622	71,036	1866.1%
Arbor Bancorp, Inc.	609,235	465,934	30.8%
Chemical Financial Corporation	4,331,765	3,418,125	26.7%
Isabella Bank Corporation	877,339	802,652	9.3%
Lake Michigan Financial Corporation	763,346	705,416	8.2%
Southern Michigan Bancorp, Inc.	409,901	380,905	7.6%
ChoiceOne Financial Services, Inc.	389,884	365,010	6.8%
Firstbank Corporation	1,183,783	1,149,063	3.0%
Northwestern Bank	828,083	809,845	2.3%
Sterling Bank and Trust, FSB	599,371	597,189	0.4%
MBT Financial Corp.	1,031,893	1,031,791	0.0%
United Bancorp, Inc.	733,998	782,801	-6.2%
Dearborn Bancorp, Inc.	812,101	867,955	-6.4%
Mackinac Financial Corporation	386,778	421,389	-8.2%
Flagstar Bancorp, Inc.	7,998,099	8,778,469	-8.9%
Citizens Republic Bancorp, Inc.	7,726,834	8,500,763	-9.1%
Mercantile Bank Corporation	1,273,832	1,401,627	-9.1%
Macatawa Bank Corporation	1,276,620	1,416,337	-9.9%
Independent Bank Corporation	2,251,838	2,565,768	-12.2%
Capitol Bancorp Ltd.	3,028,684	3,518,826	-13.9%

Top Ten MI Banks (Asset Size)
Loans

Company Name	Total Gross Loans ($000) 12/31/2010	Total Gross Loans ($000) 12/31/2009	% Change
First Michigan Bank	914,904	75,929	1104.9%
Chemical Financial Corporation	3,702,141	3,001,522	23.3%
Firstbank Corporation	1,032,975	1,122,185	-7.9%
Flagstar Bancorp, Inc.	8,890,683	9,684,412	-8.2%
MBT Financial Corp.	753,860	849,910	-11.3%
Capitol Bancorp Ltd.	2,678,753	3,146,264	-14.9%
Mercantile Bank Corporation	1,262,630	1,539,818	-18.0%
Macatawa Bank Corporation	1,219,733	1,511,465	-19.3%
Independent Bank Corporation	1,863,214	2,333,606	-20.2%
Citizens Republic Bancorp, Inc.	6,256,949	7,868,124	-20.5%

Top Twenty MI Banks (Asset Size)

Loans

Company Name	Total Gross Loans ($000) 12/31/2010	Total Gross Loans ($000) 12/31/2009	% Change
First Michigan Bank	914,904	75,929	1104.9%
Arbor Bancorp, Inc.	489,931	390,254	25.5%
Chemical Financial Corporation	3,702,141	3,001,522	23.3%
Sterling Bank and Trust, FSB	610,718	569,389	7.3%
Lake Michigan Financial Corporation	800,049	747,261	7.1%
Isabella Bank Corporation	736,486	725,597	1.5%
Northwestern Bank	733,928	729,426	0.6%
Mackinac Financial Corporation	383,086	384,310	-0.3%
ChoiceOne Financial Services, Inc.	318,550	323,038	-1.4%
Southern Michigan Bancorp, Inc.	312,161	333,684	-6.5%
Firstbank Corporation	1,032,975	1,122,185	-7.9%
Flagstar Bancorp, Inc.	8,890,683	9,684,412	-8.2%
United Bancorp, Inc.	602,274	658,032	-8.5%
MBT Financial Corp.	753,860	849,910	-11.3%
Dearborn Bancorp, Inc.	736,204	834,265	-11.8%
Capitol Bancorp Ltd.	2,678,753	3,146,264	-14.9%
Mercantile Bank Corporation	1,262,630	1,539,818	-18.0%
Macatawa Bank Corporation	1,219,733	1,511,465	-19.3%
Independent Bank Corporation	1,863,214	2,333,606	-20.2%
Citizens Republic Bancorp, Inc.	6,256,949	7,868,124	-20.5%

Earnings

1. Mortgage Lending/Gains
2. FDIC Insurance
3. Asset Quality
4. Net Income

Mortgage Gains


$000s
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2,513
7,551
5,907
2008
2009
2010

FDIC Insurance Cost

FDIC Insurance Premium



$000s
3,000
2,500
2,000
1,500
1,000
500
-
$102
$269
$562
$2,430
$642
$1,788
$2,098
$1,773
Special
Ongoing
2006
2007
2008
2009
2010
2011e

Asset Quality

Provision Expense and Net Charge-Offs



$000s
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
14,671
13,344
11,027
10,151
8,256
5,139
3,011
3,035
2,848
2,014
2007
2008
2009
2010
2011q1
Provision
Net Charge-offs

Ten Largest Banks in Michigan

Ranked By Non-Performing Asset Ratio

Company Name	City	NPAs + 90+ Days Delinq/ Assets (%) 12/31/2010
Citizens Republic Bancorp, Inc.	Flint	2.88
Firstbank Corporation	Alma	3.12
Chemical Financial Corporation	Midland	3.34
Mercantile Bank Corporation	Grand Rapids	5.28
MBT Financial Corp.	Monroe	8.44
Independent Bank Corporation	Ionia	8.71
Flagstar Bancorp, Inc.	Troy	9.07
Macatawa Bank Corporation	Holland	10.06
First Michigan Bank	Troy	10.89
Capitol Bancorp Ltd.	Lansing	NA

Twenty Largest Banks in Michigan

Ranked By Non-Performing Asset Ratio

Company Name	City	NPAs + 90+ Days Delinq/ Assets (%) 12/31/2010
Isabella Bank Corporation	Mount Pleasant	1.08
Southern Michigan Bancorp, Inc.	Coldwater	1.99
ChoiceOne Financial Services, Inc.	Sparta	2.16
Citizens Republic Bancorp, Inc.	Flint	2.88
Lake Michigan Financial Corporation	Holland	2.99
Firstbank Corporation	Alma	3.12
Chemical Financial Corporation	Midland	3.34
Arbor Bancorp, Inc.	Ann Arbor	3.64
Northwestern Bank	Traverse City	4.72
Mercantile Bank Corporation	Grand Rapids	5.28
Sterling Bank and Trust, FSB	Southfield	5.70
United Bancorp, Inc.	Ann Arbor	5.90
MBT Financial Corp.	Monroe	8.44
Independent Bank Corporation	Ionia	8.71
Flagstar Bancorp, Inc.	Troy	9.07
Macatawa Bank Corporation	Holland	10.06
First Michigan Bank	Troy	10.89
Dearborn Bancorp, Inc.	Dearborn	14.92
Capitol Bancorp Ltd.	Lansing	NA
Mackinac Financial Corporation	Manistique	NA

Ten Largest Banks in Michigan

Ranked By Texas Ratio

Company Name	City	NPA+ Loans 90PD/ Tang Equity + LLR (%) 12/31/2010
Citizens Republic Bancorp, Inc.	Flint	29.15
Chemical Financial Corporation	Midland	33.78
Firstbank Corporation	Alma	34.30
First Michigan Bank	Troy	39.60
Mercantile Bank Corporation	Grand Rapids	54.65
MBT Financial Corp.	Monroe	108.09
Independent Bank Corporation	Ionia	120.52
Macatawa Bank Corporation	Holland	131.16
Flagstar Bancorp, Inc.	Troy	155.10
Capitol Bancorp Ltd.	Lansing	570.91

Twenty Largest Banks in Michigan

Ranked By Texas Ratio

Company Name	City	NPA+ Loans 90PD/ Tang Equity + LLR (%) 12/31/2010
Isabella Bank Corporation	Mount Pleasant	13.56
Southern Michigan Bancorp, Inc.	Coldwater	21.45
ChoiceOne Financial Services, Inc.	Sparta	25.30
Mackinac Financial Corporation	Manistique	26.66
Citizens Republic Bancorp, Inc.	Flint	29.15
Lake Michigan Financial Corporation	Holland	31.57
Chemical Financial Corporation	Midland	33.78
Firstbank Corporation	Alma	34.30
Arbor Bancorp, Inc.	Ann Arbor	36.57
First Michigan Bank	Troy	39.60
Northwestern Bank	Traverse City	39.90
Sterling Bank and Trust, FSB	Southfield	42.01
United Bancorp, Inc.	Ann Arbor	43.15
Mercantile Bank Corporation	Grand Rapids	54.65
MBT Financial Corp.	Monroe	108.09
Independent Bank Corporation	Ionia	120.52
Macatawa Bank Corporation	Holland	131.16
Flagstar Bancorp, Inc.	Troy	155.10
Dearborn Bancorp, Inc.	Dearborn	248.66
Capitol Bancorp Ltd.	Lansing	570.91

Twenty Largest Banks in Michigan

Ranked By Texas Ratio

Company Name	NPA+ Loans 90PD/ Tang Equity + LLR (%) 12/31/2010	Firstbank Affiliate Bank	
Isabella Bank Corporation	13.56		
Southern Michigan Bancorp, Inc.	21.45		
ChoiceOne Financial Services, Inc.	25.30	West MI	25.35
Mackinac Financial Corporation	26.66	Mt. Pleasant	26.02
Citizens Republic Bancorp, Inc.	29.15	Alma	27.65
Lake Michigan Financial Corporation	31.57		
Chemical Financial Corporation	33.78		
Firstbank Corporation	34.30		
Arbor Bancorp, Inc.	36.57	Keystone	34.94
First Michigan Bank	39.60		
Northwestern Bank	39.90	West Branch	38.17
Sterling Bank and Trust, FSB	42.01		
United Bancorp, Inc.	43.15		
Mercantile Bank Corporation	54.65	St. Johns	46.42
MBT Financial Corp.	108.09		
Independent Bank Corporation	120.52		
Macatawa Bank Corporation	131.16		
Flagstar Bancorp, Inc.	155.10		
Dearborn Bancorp, Inc.	248.66		
Capitol Bancorp Ltd.	570.91		

Net Income

Earnings Increased in 2010

(000s)

	2010	2009	Change
Net Income			
	$3,763	$2,691	39.8%
Net Income Available to Common			
	$2,084	$1,151	81.1%

Top Ten MI Banks (Asset Size)

Net Income

Company Name	Net Income ($000) 2010	Net Income ($000) 2009
First Michigan Bank	47,987	47
Chemical Financial Corporation	23,090	10,003
Firstbank Corporation	3,763	2,691
MBT Financial Corp.	-11,899	-34,177
Mercantile Bank Corporation	-13,316	-52,087
Independent Bank Corporation	-16,709	-90,227
Macatawa Bank Corporation	-17,854	-63,641
Capitol Bancorp Ltd.	-254,364	-264,540
Citizens Republic Bancorp, Inc.	-292,925	-514,213
Flagstar Bancorp, Inc.	-374,813	-496,678

Top Ten MI Banks (Asset Size)

Net Income Available to Common

Company Name	Net Income Avail to Common ($000) 2010	Net Income Avail to Common ($000) 2009
First Michigan Bank	47,987	47
Chemical Financial Corporation	23,090	10,003
Firstbank Corporation	2,084	1,151
MBT Financial Corp.	-11,899	-34,177
Mercantile Bank Corporation	-14,611	-52,889
Macatawa Bank Corporation	-17,854	-66,511
Independent Bank Corporation	-20,804	-94,528
Capitol Bancorp Ltd.	-225,215	-195,169
Citizens Republic Bancorp, Inc.	-314,610	-533,990
Flagstar Bancorp, Inc.	-393,561	-513,802

Top Twenty MI Banks (Asset Size)
Net Income

Company Name	Net Income ($000) 2010	Net Income ($000) 2009
First Michigan Bank	47,987	47
Chemical Financial Corporation	23,090	10,003
Isabella Bank Corporation	9,045	7,800
Lake Michigan Financial Corporation	5,505	4,307
Northwestern Bank	5,212	4,588
Arbor Bancorp, Inc.	5,097	1,846
Firstbank Corporation	3,763	2,691
Southern Michigan Bancorp, Inc.	3,098	1,936
Sterling Bank and Trust, FSB	2,807	-1,376
ChoiceOne Financial Services, Inc.	2,711	1,478
Mackinac Financial Corporation	-418	2,416
United Bancorp, Inc.	-3,708	-8,833
MBT Financial Corp.	-11,899	-34,177
Mercantile Bank Corporation	-13,316	-52,087
Dearborn Bancorp, Inc.	-14,249	-61,175
Independent Bank Corporation	-16,709	-90,227
Macatawa Bank Corporation	-17,854	-63,641
Capitol Bancorp Ltd.	-254,364	-264,540
Citizens Republic Bancorp, Inc.	-292,925	-514,213
Flagstar Bancorp, Inc.	-374,813	-496,678

Capital

Evolving Capital Standards

- Tier 1 (Core) Capital to Average Assets
  - Adequately Capitalized: 4.00%
  - Well Capitalized: 5.00%
  - "New" Well Capitalized: 8.00%
- Total Capital to Risk Weighted Assets
  - Adequately Capitalized: 8.00%
  - Well Capitalized: 10.00%
  - "New" Well Capitalized: 12.00%

Capital Ratios

	12/31/2010	
	Tier I (Core) Capital to Average Assets	Total Capital to Risk Weighted Assets
Regulatory Standard for Adequately Capitalized	4.00%	8.00%
Regulatory Standard for Well Capitalized	5.00%	10.00%
"New" Regulatory Standard for Well Capitalized	8.00%	12.00%
Firstbank Corporation	10.02%	15.94%
Firstbank - Alma	7.51%	15.18%
Firstbank - Mt. Pleasant	8.73%	13.10%
Firstbank - West Branch	8.64%	13.56%
Firstbank - St. Johns	8.25%	12.67%
Keystone Community Bank	9.18%	12.38%
Firstbank - West Michigan	8.76%	15.36%

Sources of Capital

- Earnings
- Debt / Trust Preferred Securities
- Equity Offering
  - Preferred Stock
    - Private Sector
    - Capital Purchase Program (CPP)
  - Common Stock
- Continuously Monitor Cost, Availability, and Dilution of Private Sector Capital

Dilutive to Replace CPP

Effect of Raising $20 Million Common Equity
To Support Repayment of $33 Million CPP

(000s, except per share)

	12/31/2010 actual	capital raise	pro forma	book dilution
Common Equity	115,665	20,000	135,665	
Total Intangible Assets	37,658		37,658	
Tangible Equity	78,007	20,000	98,007	
Common Shares Outstanding	7,804	3,955	11,758	
Common Equity / Share	14.82		11.54	-22.2%
Tangible Equity / Share	10.00		8.34	-16.6%
Date of Price		04/21/2011		
Market Price / Share		5.95		
Offering Discount		15.0%		
Net Proceeds Received / Share		5.06		

Non-Dilutive Scenario

Effect of Raising $20 Million Common Equity
To Support Repayment of $33 Million CPP

(000s, except per share)

	12/31/2010 actual	capital raise	pro forma	book dilution
Common Equity	115,665	20,000	135,665	
Total Intangible Assets	37,658		37,658	
Tangible Equity	78,007	20,000	98,007	
Common Shares Outstanding	7,804	1,961	9,765	
Common Equity / Share	14.82		13.89	-6.3%
Tangible Equity / Share	10.00		10.04	0.4%
Date of Price		?????		
Market Price / Share		12.00		
Offering Discount		15.0%		
Net Proceeds Received / Share		10.20		

Dividend
&
Shareholder Valuation

Principles of Dividend Payment

- We will pay dividends to shareholders representing their respective portion of company earnings
- Dividends, in order to be paid, must be earned
- Appropriate capital levels are essential to support stability and growth, and to cushion against losses and unexpected events
- Dividend level should be stable and sustainable, unless the operating environment is unpredictable
- Over the long term, the goal is for earnings, dividends, and shareholder value to increase

Fifteen SEC Reporting of
Twenty Largest Banks in Michigan

Ranked By Annual Dividend Rate

Company Name	City	Annual Dividend Rate ($)
Chemical Financial Corporation	Midland	0.80
Isabella Bank Corporation	Mount Pleasant	0.76
ChoiceOne Financial Services, Inc.	Sparta	0.48
Southern Michigan Bancorp, Inc.	Coldwater	0.20
Firstbank Corporation	Alma	0.04
Capitol Bancorp Ltd.	Lansing	0.00
Citizens Republic Bancorp, Inc.	Flint	0.00
Dearborn Bancorp, Inc.	Dearborn	0.00
Flagstar Bancorp, Inc.	Troy	0.00
Independent Bank Corporation	Ionia	0.00
Macatawa Bank Corporation	Holland	0.00
Mackinac Financial Corporation	Manistique	0.00
MBT Financial Corp.	Monroe	0.00
Mercantile Bank Corporation	Grand Rapids	0.00
United Bancorp, Inc.	Ann Arbor	0.00

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

Among Firstbank Corporation, the S&P 500 Index
and the NASDAQ Bank Index



$140
$120
$100
$80
$60
$40
$20
$0
12/05
12/06
12/07
12/08
12/09
12/10
Firstbank Corporation
S&P 500
NASDAQ Bank

*$100 invested on 12/31/05 in stock or index, including reinvestment of dividends.
Fiscal year ending December 31.

Copyright© 2011 S&P, a division of The McGraw-Hill Companies Inc. All rights reserved.

SNL Index Values of Stock Prices

April 21, 2011		Percentage Change			
	Value	1 Week	1 Month	YTD	52 Week
SNL Bank	282.2	-1.81	-4.03	-2.72	-13.11
SNL Thrift	565.1	-0.81	-2.00	-4.56	-13.98
SNL All Bank and Thrift	271.8	-1.76	-3.94	-2.80	-13.15
S&P 500	1,337.4	1.74	3.00	6.34	10.65
MHC	2,949.4	0.35	-1.05	10.51	-14.85
Midwest Quadrant Bank	294.3	-1.95	-3.23	-5.48	-10.21
Midwest Quadrant Thrift	643.9	-0.04	-1.89	1.78	-32.96
Bank w/Assets < $500M	386.9	-0.66	-1.71	0.96	-7.19
Bank w/Assets $500M-$1B	419.1	-0.38	-1.48	-1.95	-4.91
Bank w/Assets $1B-$5B	455.6	-0.13	-1.39	-4.06	-13.32
Bank w/Assets $5B-$10B	524.0	0.49	0.19	-1.59	-18.10
Bank w/Assets > $10B	249.8	-1.94	-4.26	-2.83	-13.10
FBMI	5.95	-0.83	-14.88	1.54	-11.85

1st Quarter 2011 Results

First Quarter 2011 Results

- Net Income of $1,215,000
- Earnings per share of $0.10
- Mortgage Activity decreased sharply from Q4 but ahead of year-ago
- Core Deposit Growth of 2.3% in quarter and 5.3% from year-ago
- Loan Outstandings down 1.6% in the quarter due to slow economy and lack of good quality lending opportunities

Product Development


I moved to a bank that treats me like a neighbor.
I moved to a bank that I trust.
I moved to a bank that cares about my community.
Firstbank
I moved to a bank that helps me save.
I moved to a bank that actually makes decisions in the same state.


HAPPY
SPRING LOAN RATES
Get yourself something special with a great spring loan. With our competitive rates you could get a boat, tractor or a pick-me-up with a pickup truck
Secured Consumer Loans
AS LOW AS
3.79%
A.P.R
Direct debit of payment from a Firstbank account is required to obtain this APR.
LIMITED TIME OFFER
firstbankmi.com
Firstbank
We're all about you.

Revamping Our Web Site

Coming Soon …
Mobile Banking


Firstbank
Main Menu
1. View Accounts
2. Transfer Funds
3. Pay Bills
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10:25 AM
Mobile Banking
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Michigan Community Banking

- Dynamic changes occurring as large banks withdraw from this market, and FDIC resolves failed banks
- Renewed interest in FDIC insured products
- Growing Understanding of the differences between Community Banks and others
- More Appreciation for the commitment of Community Banks and their staff members to support local communities

Firstbank Corporation
A Community Banking Company

- Positioned for Future Success when things return to normal because:
  - Capitalize on the renewed interest in Community Banks
  - Multi-charter structure with local decision-making very responsive and attractive
  - Strong technology and human resources
  - Size and capital base allows us to service larger customers than stand-alone banks

2011 Priorities

- Relentless Focus on Asset Quality and Improving Shareholder Value
- Capture High Quality Loan Relationships abandoned by Nat'l and Regional banks
- Reduce cost wherever possible, while selectively re-investing in long term growth opportunities
- Continue Sales & Service Focus to increase Core Deposits in all 51 offices
- Support our 508 staff members who are the key components of our success

In Memoriam



Wendie Shook
Firstbank Corporation



Donald Pavlik
Firstbank – Alma



Sharon Beebe
Firstbank Corporation



Robert (Bob)Thompson
Firstbank – St. Johns



Linda Michael
Keystone Community Bank

Thank You
to our
Shareholders, Customers,
Communities
and
Staff Members

Firstbank
CORPORATION

Annual Meeting of Shareholders
April 25, 2011